                                                                    EXHIBIT 10.3

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

                  THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made effective as of the 20th day of December, 2002, by and among BELDEN INC., a Delaware corporation (the "Borrower"), the LENDERS listed on the signature pages hereof, SUNTRUST BANK, as Syndication Agent (the "Syndication Agent"), U.S. BANK, N.A., as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent").

                                R E C I T A L S:

                  The Borrower, the Syndication Agent, the Documentation Agent, the Agent and the Lenders have entered into a certain Credit Agreement dated as of June 21, 2001 (as amended, the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

                  The Borrower has requested the Agent and the Lenders to amend the Credit Agreement as more fully set forth herein. The Lenders, the Agent and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders, intending to be legally bound hereby, agree as follows:

         SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

         SECTION 2. Amendments. The Credit Agreement is hereby amended as set forth in this Section 2.

                  SECTION 2.1. Amendments to Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of "Interest Coverage Ratio" and "Leverage Ratio" and adding the definition of "Consolidated EBITDA" to read as follows:

                  "Consolidated EBITDA" for any period means the sum of (i) Consolidated Net Income for such period, (ii) Consolidated Interest Expense for such period, (iii) provision for taxes based on income for such period, (iv) Depreciation for such period and (v) amortization of intangible assets of the Borrower and its Consolidated Subsidiaries for such period; provided that (a) in calculating

         Consolidated Net Income for purposes of this definition, there shall be excluded (i) non-recurring charges for the Borrower in connection with the Borrower's European and United States restructuring in the Fiscal Quarters ending March 30, 2002 and June 30, 2002, in an amount not to exceed $3,010,000 in the aggregate, (ii) non-cash non-recurring charges of the Borrower in connection with asset write-downs taken in the Fiscal Quarter ending December 31, 2002, and (iii) extraordinary or other non-operating gains and losses, (b) any Consolidated Subsidiary acquired during such period by the Borrower or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary during such entire period, and (c) any amounts which would be included in a determination of Consolidated EBITDA for such period with respect to assets acquired during such period by the Borrower or any Consolidated Subsidiary shall be included in the determination of Consolidated EBITDA for such period and the amount thereof shall be calculated on a pro forma, historical basis as if such assets had been acquired by the Borrower or such Consolidated Subsidiary prior to the first day of such period.

                  "Interest Coverage Ratio" means, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense.

                  "Leverage Ratio" means, for any period, the ratio of Consolidated Debt to Consolidated EBITDA.

                  SECTION 2.2. Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended by deleting the table contained in clause
(a)(ii) thereof and inserting in place of such table an amended and restated table to read in its entirety as follows:

------------------------------------------------------------------------------------------------------------------
  LEVERAGE RATIO                < 1.5 to 1.0     > 1.5 to 1.0     > 2.0 to 1.0     > 2.5 to 1.0      > 3.0 to 1.0
  --------------                                 -                -                -                 -
                                                      and              and              and
                                                 < 2.0 to 1.0     < 2.5 to 1.0     < 3.0 to 1.0
------------------------------------------------------------------------------------------------------------------
  APPLICABLE MARGIN                0.600%           0.825%           0.925%           1.075%            1.250%
  -----------------
------------------------------------------------------------------------------------------------------------------


                  SECTION 2.3. Amendment to Section 2.07. Section 2.07 of the Credit Agreement is hereby amended by deleting the table contained in clause
(a)(ii) thereof and inserting in place of such table an amended and restated table to read in its entirety as follows:

------------------------------------------------------------------------------------------------------------------
  LEVERAGE RATIO                < 1.5 to 1.0     > 1.5 to 1.0     > 2.0 to 1.0     > 2.5 to 1.0      > 3.0 to 1.0
  --------------                                 -                -                -                 -
                                                      and              and              and
                                                 < 2.0 to 1.0     < 2.5 to 1.0     < 3.0 to 1.0
------------------------------------------------------------------------------------------------------------------
  FACILITY FEE                     0.150%           0.175%           0.200%           0.300%            0.500%
  ------------
------------------------------------------------------------------------------------------------------------------

                  SECTION 2.4. Amendment to Section 6.05. Section 6.05 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 6.05 RESTRICTED PAYMENTS. The Borrower will not declare or make any Restricted Payment (other than any Permitted Restricted Payment) after December 31, 2000, if the aggregate amount of such Restricted Payments would exceed 50% of cumulative Consolidated Net Income for all fiscal periods beginning January 1, 2001; provided that after giving effect to the payment of any such Restricted Payments, no Default shall be in existence or be created thereby. For purposes of this Section 6.05 only, the calculation of cumulative Consolidated Net Income shall exclude non-cash non-recurring charges of the Borrower in connection with asset write-downs taken in the Fiscal Quarter ending December 31, 2002.

                  SECTION 2.5. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 6.10 MINIMUM INTEREST COVERAGE. The Interest Coverage Ratio at the end of each Fiscal Quarter for the period of 4 consecutive Fiscal Quarters then ended will not be equal to or less than 3.0 to 1.0.

                  SECTION 2.6. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 6.11 LEVERAGE RATIO. The Leverage Ratio at the end of each Fiscal Quarter (a) for the period of 4 consecutive Fiscal Quarters ending on December 31, 2002 and March 31, 2003, will not be equal to or greater than 3.25 to 1.0 and (b) for any period of 4 consecutive Fiscal Quarters ending on or after June 30, 2003, will not be equal to or greater than 3.0 to 1.0.

         SECTION 3. Amendments to Commitments. The parties hereto agree that the aggregate amount of the Commitments shall be permanently reduced to $100,000,000 pursuant to Section 2.08 of the Credit Agreement. Each Lender's Commitment, reduced as applicable, is set forth opposite the name of such Lender on the signature page hereof.

         SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

                  (a) receipt by the Agent from the Required Lenders and each of the other parties hereto of a duly executed counterpart of this Amendment;

                  (b) the fact that the representations and warranties of the Borrower contained in Section 6 of this Amendment shall be true on and as of the date hereof; and

                  (c) receipt by the Agent from the Borrower for the ratable account of the Lenders executing this Amendment of fees in an amount equal to 0.05% times the aggregate amount of the Commitments after the effectiveness of this Amendment.

         SECTION 5. No Other Amendment. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as hereby amended, the Credit Agreement, as hereby amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as hereby amended, is in full force and effect.

         SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

                  (a) No Default has occurred and is continuing unwaived by the Lenders on the date hereof.

                  (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitutes legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                  (d) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or (unless any such contravention or conflict would not reasonably be expected to have a Material Adverse Effect) any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Georgia.


                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                    BORROWER:

                                    BELDEN INC.


                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         WACHOVIA BANK, NATIONAL  ASSOCIATION,
                                     as Administrative  Agent and as a Lender
$21,333,334

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         SUNTRUST BANK, as Syndication Agent and as a
                                    Lender
$18,333,333

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         U.S. BANK, N.A., as Documentation Agent and
                                    as  a Lender
$18,333,333

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         ING BARINGS, as a Lender

$15,333,333

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         COMERICA BANK, as a Lender

$10,000,000

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         THE NORTHERN TRUST COMPANY, as a
                                    Lender
$10,000,000

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Commitment:                         MIZUHO CORPORATE BANK, as a Lender

$6,666,667

                                    By: __________________________________(SEAL)
                                    Name: _____________________________________
                                    Title: ____________________________________

Consented and agreed to by:


BELDEN COMMUNICATIONS COMPANY



By: __________________________________(SEAL)
Name: _____________________________________
Title: ____________________________________




BELDEN WIRE & CABLE COMPANY

By: __________________________________(SEAL)
Name: _____________________________________
Title: ____________________________________